Exhibit 99.1

MERRILL LYNCH MORTGAGE INVESTORS, INC.

as Purchaser

and

CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC

as Seller

MORTGAGE LOAN PURCHASE AGREEMENT

Fixed-Rate and Adjustable-Rate Mortgage Loans

2005-CB6 Trust

C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB6

Dated as of September 1, 2005

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ARTICLE I	DEFINITIONS	1
Section 2.01	Definitions	1

ARTICLE II	SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE	1
Section 2.01	Sale of Mortgage Loans	1
Section 2.02	Obligations of Seller Upon Sale	2
Section 2.03	Payment of Purchase Price for the Mortgage Loans	4

ARTICLE III	REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH	5
Section 3.01	Seller Representations and Warranties Relating to the Mortgage Loans	5
Section 3.02	Seller Representations and Warranties	14

ARTICLE IV	SELLER’S COVENANTS	18
Section 4.01	Covenants of the Seller	18

ARTICLE V	OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS	18
ARTICLE VI	TERMINATION	19
Section 6.01	Termination	19

ARTICLE VII	MISCELLANEOUS PROVISIONS	19
Section 7.01	Amendment	19
Section 7.02	Governing Law	19
Section 7.03	Notices	19
Section 7.04	Severability of Provisions	20
Section 7.05	Counterparts	20
Section 7.06	Further Agreements	20
Section 7.07	Intention of the Parties	20
Section 7.08	Successors and Assigns; Assignment of this Agreement	20
Section 7.09	Survival	21

Schedule I	Mortgage Loan Schedule
Exhibit A	Standard And Poor’s Glossary For File Format For Levels® Version 5.6 Revised

i

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          MORTGAGE LOAN PURCHASE AGREEMENT, dated as of September 1, 2005 (the “Agreement”), between CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
(“C-BASS” or the “Seller”) and MERRILL LYNCH MORTGAGE INVESTORS, INC. (the “Purchaser”).

W I T N E S S E T H:

          WHEREAS, the Seller is the owner of either the notes or other evidence of indebtedness (the “Mortgage Notes”) or other evidence of ownership so indicated on Schedule I hereto, and the other documents or instruments constituting the Mortgage File (collectively, the “Mortgage Loans”); and

          WHEREAS, the Seller, as of the date hereof, owns the mortgages (the “Mortgages”) on the properties (the “Mortgaged Properties”) securing such Mortgage Loans, including rights (a) to any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) to the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans; and

          WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser and the Purchaser purchase the Mortgage Loans from the Seller pursuant to the terms of this Agreement; and

          WHEREAS, pursuant to the terms of a Pooling and Servicing Agreement, dated as of September 1, 2005 (the “Pooling and Servicing Agreement”), among the Seller, as seller, the Purchaser, as depositor, Litton Loan Servicing LP (“Litton”), as servicer and JPMorgan Chase Bank, N.A., as trustee (the “Trustee”), the Purchaser will convey the Mortgage Loans to 2005-CB6 Trust, Series 2005-CB6.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I DEFINITIONS

Section 1.01 Definitions. All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

ARTICLE II SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

Section 2.01 Sale of Mortgage Loans. The Seller does hereby agree to and does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, on the Closing Date, (i) all of its right, title and interest in and to each Mortgage Loan and the related Cut-off Date Principal Balance thereof, including any Related Documents, (ii) all payments on or collections in respect of the Mortgage Loans due after the Cut-off Date; (iii) all property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iv) its interest in any insurance policies in respect of the Mortgage Loans; and (v) all proceeds of any of the foregoing.

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Section 2.02 Obligations of Seller Upon Sale.

(a) In connection with any transfer pursuant to Section 2.01 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (x) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and (y) to deliver to the Purchaser and the Trustee a computer file containing a true and complete list of all the Mortgage Loans specifying, among other things, for each Mortgage Loan, as of the Cut-off Date, its account number and Cut-off Date Principal Balance. Such file (the “Mortgage Loan Schedule”) which is included as Exhibit D-1 to the Pooling and Servicing Agreement, shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

                    In connection with such transfer and assignment, the Seller, on behalf of the Purchaser, does hereby deliver or cause to be delivered to, and deposit with the Trustee, or the Custodian shall cause to be deposited, the following documents or instruments with respect to each Mortgage Loan (a “Mortgage File”) so transferred and assigned:

(i) the original Mortgage Note and any riders thereto, endorsed either (A) in blank or (B) in the following form: “Pay to the order of JPMorgan Chase, N.A., as Trustee under the Pooling and Servicing Agreement for the 2005-CB6 Trust, without recourse,” or with respect to any lost Mortgage Note, an original lost note affidavit stating that the original mortgage note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) the original Mortgage including any riders thereto, with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

(iii) an original Assignment of Mortgage, in form and substance acceptable for recording. The Mortgage shall be assigned either (A) in blank or (B) to JPMorgan Chase Bank, N.A., as Trustee under the Pooling and Servicing Agreement for the 2005-CB6 Trust, without recourse”;

(iv) an original or a certified copy of any intervening assignment of Mortgage showing a complete chain of assignments;

(v) the original or a certified copy of the lender’s title insurance policy;

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(vi)     the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

(vii)     for each FHA Loan, the original mortgage insurance certificate and for each VA Loan, the related VA guaranty.

                    If any of the documents referred to in Section 2.02(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee or the Custodian no later than the Closing Date, of a copy of each such document certified by the Seller in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Seller, delivery to the Trustee or the Custodian, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. If the original lender’s title insurance policy was not delivered pursuant to Section 2.02(v) above, the Seller shall deliver or cause to be delivered to the Custodian, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company, with the original to be delivered to the Custodian, promptly upon receipt thereof. The Seller shall deliver or cause to be delivered to the Trustee or the Custodian promptly upon receipt thereof any other documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

                    Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the Seller shall have 120 days to cure such defect or 150 days following the Closing Date, in the case of missing Mortgages or Assignments or deliver such missing document to the Trustee or the Custodian. If the Seller does not cure such defect or deliver such missing document within such time period, the Seller shall either repurchase or substitute for such Mortgage Loan in accordance with Section 3.01 hereof.

                    The Purchaser hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, now existing and hereafter created, conveyed to it pursuant to Section 2.01.

                    The parties hereto intend that the transaction set forth herein be a sale by the Seller to the Purchaser of all the Seller’s right, title and interest in and to the Mortgage Loans and other property described above. In the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a first priority perfected security interest in all of the Seller’s right, title and interest in, to and under the Mortgage Loans and other property described above, whether now existing or hereafter created, to secure all of the Seller’s obligations hereunder; and this Agreement shall constitute a security agreement under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

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(b) The Seller shall cause the Assignments of Mortgage which were delivered in blank to be completed and shall cause all Assignments referred to in Section 2.02(iii) hereof and, to the extent necessary, in Section 2.02(iv) hereof to be recorded. The Seller shall cause the Servicer to deliver such Assignments for recording within 30 days of the Closing Date. The Seller shall cause the Servicer to furnish the Trustee, or its designated agent, with a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Seller shall cause the Servicer to promptly have a substitute Assignment prepared or have such defect cured, as the case may be, and thereafter cause each such Assignment to be duly recorded. In the event that any Mortgage Note is endorsed in blank as of the Closing Date, promptly following the Closing Date the Seller shall cause the Servicer to cause to be completed such endorsements in the following form: “Pay to the order of JPMorgan Chase Bank, N.A., as Trustee under the Pooling and Servicing Agreement, for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB6, without recourse.”

Section 2.03 Payment of Purchase Price for the Mortgage Loans. In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, as directed by the Seller, an amount equal to $[ ] in respect of the Mortgage Loans (the “Purchase Price”), net of an expense reimbursement amount of $[ ] (the “Expense Reimbursement Amount”), and to transfer to the Seller or its designee on the Closing Date, Class N, Class X, and Residual Certificates (collectively, the “Private Certificates”). The Expense Reimbursement Amount shall reimburse the Purchaser for the Purchaser’s Securities and Exchange Commission registration statement fees and the Purchaser’s registration statement administration fees allocable to the Trust. In addition to the Expense Reimbursement Amount, the Seller shall pay, and be billed directly for, all reasonable expenses incurred by the Purchaser in connection with the issuance of the Certificates, including, without limitation, printing fees incurred in connection with the prospectus relating to the Certificates, blue sky registration fees and expenses, fees and reasonable expenses of Purchaser’s counsel, fees of the rating agencies requested to rate the Certificates, accountant’s fees and expenses and the fees and expenses of the Trustee and the Certificate Insurer and other out-of-pocket costs, if any. If the Purchaser shall determine that the Expense Reimbursement Amount is not sufficient to reimburse the Purchaser for all reasonable expenses incurred by it that are subject to reimbursement by the Seller hereunder as described above, the Seller shall promptly reimburse the Purchaser for such additional amounts upon written notice by the Purchaser to the Seller.

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ARTICLE III REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01 Seller Representations and Warranties Relating to the Mortgage Loans. The Seller hereby represents and warrants to the Purchaser, with respect to the Mortgage Loans, that as of the Closing Date or as of such date specifically provided herein:

(a) The information set forth in the Mortgage Loan Schedule is complete, true and correct as of the Cut-off Date.

(b) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property.

(c) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage and the interests of the Certificateholders, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except, in connection with an assumption agreement approved by the title insurer, to the extent required by the policy and, in the case of an FHA Loan, to the extent required by the related Insurance Agreement, and which assumption agreement has been delivered to the Trustee and the terms of which are reflected in the Mortgage Loan Schedule.

(d) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

(e) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Pooling and Servicing Agreement. All such insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as mortgagee and all premiums thereon have been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor. All acts required to be performed to preserve the rights and remedies of the Trustee in any such insurance policies have been performed, including, without limitation, any necessary notifications of insurers and assignments of policies or interests therein.

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(f) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, predatory or abusive lending laws, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the origination and servicing of the Mortgage Loans have been complied with.

(g) The Mortgage has not been satisfied, canceled, subordinated (other than with respect to second lien loans, the subordination to the first lien loan) rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

(h) The Mortgage is a valid, existing and enforceable first or second lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (1) the lien of current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and, in the case of FHA Loans, to the FHA, and in the case of the VA Loans to the VA and specifically referred to in the lender’s title insurance policy delivered to the originator of the Mortgage Loan, (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property and which may not in any way prevent realization of the benefits of the related Insurance Agreement, if applicable and (4) with respect to any second lien mortgage loan, the lien of the related first mortgage loan. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser.

(i) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms. No more than 2.0% of the Mortgage Loans by Cut-off Date Principal Balance are evidenced by lost note affidavits due to missing original Mortgage Notes.

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(j) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the mortgagee pursuant to the Mortgage Note or Mortgage.

(k) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loans and has good and marketable title to each Mortgage Loan, free and clear of any and all liens, pledges, charges, claims, participation interests, mortgages, security interests or encumbrances or other interests of any nature and has full right and authority to sell and assign the same.

(l) Each Mortgage Loan is covered by an ALTA mortgagee title insurance policy acceptable to FNMA or FHLMC, issued by a title insurer acceptable to (1) FNMA and FHLMC, in the case of a conventional Mortgage Loan and (2) the FHA, in the case of an FHA Loan, and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (h)(1) and (2) above) the Seller, its successors and assigns as to the first or second priority lien of the Mortgage in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the mortgage interest rate and/or monthly payment including any negative amortization thereunder. Additionally, such mortgagee title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such mortgagee title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy.

(m) There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

(n) The collection practices used by the Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage servicing industry.

(o) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (2) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940, as amended.

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(p) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage.

(q) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor.

(r) No Mortgage Loan contains provisions pursuant to which monthly payments are (1) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (2) paid by any source other than the Mortgagor or (3) contains any other similar provisions which may constitute a “buydown” provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

(s) The Mortgage Note, the Mortgage, the Assignment and any other documents required to be delivered with respect to each Mortgage Loan pursuant to this Agreement have been delivered to the Purchaser or its designee, all in compliance with the specific requirements of the Pooling and Servicing Agreement.

(t) If the residential dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets FNMA’s eligibility requirements.

(u) None of the Mortgage Loans are secured by a leasehold estate or security that constitutes other than a fee simple interest in real property under applicable state law.

(v) The rights with respect to each Mortgage Loan are assignable by the Seller without the consent of any Person other than consents which will have been obtained on or before the Closing Date.

(w) The Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller.

(x) All parties which have had any interest in each Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, and including, without limitation, the Seller, are (or during the period in which they held and disposed such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the property securing the Mortgage is located to the extent that any non-compliance thereunder would affect the value or marketability of the Mortgage Loans.

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(y) To the best of Seller’s knowledge, the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

(z) The Mortgaged Property is free from material damage.

(aa) Each Mortgage Loan has been serviced by the Servicer in accordance with the terms thereof and Applicable Regulations.

(bb) All prepayment penalties included in the transaction are enforceable and were originated in compliance with all applicable federal, state and local laws.

(cc) There is no proceeding pending for the total or partial condemnation and no eminent domain proceedings pending affecting any Mortgaged Property.

(dd) There was no fraud involved in the origination of any Mortgage Loan by the applicable mortgagee or Mortgagor, and to the best of the Seller’s knowledge, there was no fraud by the appraiser or any other party involved in the origination of any such Mortgage Loan.

(ee) Each mortgage file contains an appraisal of or a broker’s price opinion regarding the related Mortgaged Property indicating an appraised value equal to the appraised value identified for such Mortgaged Property on the Mortgage Loan Schedule. Each appraisal has been prepared on FNMA or FHLMC forms.

(ff) No improvements on any Mortgaged Property encroach on adjoining properties (and in the case of a condominium unit, such improvements are within the project with respect to that unit), and no improvements on adjoining properties encroach upon such Mortgaged Property unless there exists in the applicable Mortgage File a title policy with endorsements which insure against losses sustained by the insured as a result of such encroachments.

(gg) Each Insurance Agreement is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement.

(hh) With respect to escrow deposits, if any, all such payments are in the possession of, or under the control of, the Servicer and there exists no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or escrow advances or other charges or payments due the Servicer have been capitalized under any Mortgage or the related Note.

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(ii) No Mortgage Loan, other than a Bankruptcy Plan Mortgage Loan, is subject to any pending bankruptcy or insolvency proceeding. To the Seller’s best knowledge, no material litigation or lawsuit relating to any Mortgage Loan is pending.

(jj) The Seller used no selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans acquired by the Seller.

(kk) The sale, transfer, assignment and conveyance of Mortgage Loans by the Seller pursuant to this Agreement will not result in any tax, fee or governmental charge (other than income taxes and related taxes) payable by the Seller, the Depositor or the Trustee to any federal, state or local government other than taxes which have or will be paid by the Seller as due (“Transfer Taxes”). In the event that the Depositor or the Trustee receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Mortgage Loans, other than any taxes to be paid by the Seller, on written demand by the Depositor, or the Trustee, or upon the Seller’s otherwise being given notice thereof by the Depositor or the Trustee, the Seller shall pay, and otherwise indemnify and hold the Depositor and the Trustee harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Certificateholders, the Trustee and the Depositor shall have no obligation to pay such Transfer Taxes).

(ll) With respect to the Mortgage Loans, the Mortgaged Properties securing repayment of the related Mortgage Note, consists of a fee simple interest in a single parcel or two contiguous parcels of real property improved by a (A) detached or semi-detached one-family dwelling, (B) detached or semi-detached two-to-four-family dwelling, (C) one-family unit in a FNMA eligible condominium project, (D) detached or semi-detached one-family dwelling in a planned unit development which is not a co-operative, (E) multi-family dwelling or townhouse or (F) mobile home or manufactured dwelling which constitutes real property.

(mm) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration except, in the case of an FHA Loan, by written instruments, and the substance of which waiver has been approved by the FHA, to the extent required by the applicable Insurance Agreement.

(nn) The Seller has no actual knowledge that with respect to any Mortgage Loan (1) the Servicer has sent a notice of default to the related Mortgagor which the Servicer is currently seeking to enforce, or (2) any foreclosure proceedings have been commenced or acceleration been declared which is currently pending. The Seller is not transferring any Mortgage Loan to the Purchaser with the intention or knowledge that the Purchaser or the Trust will acquire the related Mortgaged Property.

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(oo) With respect to any Mortgage Loan that is secured by a second lien on the related Mortgaged Property, either (i) no consent for the Mortgage Loan is required by the holder of any related senior lien or (ii) such consent has been obtained and is contained in the Mortgage File.

(pp) In any case in which a Mortgage Loan is secured by a second lien and a senior lien on the related Mortgaged Property provides for negative amortization or deferred interest, the balance of such senior lien on the related Mortgaged Property used to calculate the Combined Loan-to-Value Ratio for the Mortgage Loan is based on the maximum amount of negative amortization possible under such senior lien.

(qq) With respect to a Mortgage Loan which is a second lien, as of the date hereof, the Seller has not received a notice of default of a senior lien on the related Mortgaged Property which has not been cured.

(rr) As of September 1, 2005, no Mortgage Loan is delinquent (other than Mortgage Loans subject to a bankruptcy plan or forbearance plan). The Seller has not waived any default, breach, violation or event of acceleration, and the Seller has not taken any action to waive any default, breach, violation or event of acceleration, with respect to any Mortgage Loan.

(ss) Each Mortgage Loan is a “qualified Mortgage” within the meaning of Section 860 G(a)(3) of the Code.

(tt) With respect to any Mortgage Loan which provides for an adjustable interest rate, all rate adjustments have been performed in accordance with the terms of the related Mortgage Note or subsequent modifications, if any.

(uu) At the time of their origination, all FHA Loans conformed to HUD origination guidelines.

(vv) Each Mortgage Loan is directly secured by a Mortgage on a residential property, and either (1) substantially all of the proceeds of the Mortgage Loan were used to acquire, improve or protect the portion of the residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and the interest in real property was the only security for the Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures the Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on the interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on the interest in real property that is on a parity with the Mortgage Loan, and (2) the “Testing Date” shall be the date on which the referenced Mortgage Loan was originated unless (a) the Mortgage Loan was modified after the date of its origination in a manner that would cause “significant modification” of the Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3, and (b) the “significant modification” did not occur at a time when the Mortgage Loan was in default or when default with respect to the Mortgage Loan was reasonably foreseeable, in which case the “Testing Date” shall be the date on which the referenced Mortgage Loan was modified after the date of its origination.

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(ww) With respect to each Mortgage Loan that is a mobile or manufactured housing unit, such unit is a “single family residence” within the meaning of Section 25(e)(10) of the Code. The fair market value of the manufactured home securing each contract was at least equal to 80% of the adjusted issue price of the contract at either (i) the time the contract was originated (determined pursuant to the REMIC Provisions) or (ii) the time the contract is transferred to the purchaser. Each contract is a “qualified mortgage” under Section 860G(a)(3) of the Code.

(xx) No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 (“HOEPA”) and no Mortgage Loan is classified as a high cost mortgage loan under HOEPA. In addition, no Mortgage Loan is a “high cost home,” “covered,” “high risk home” or “predatory” loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

(yy) No Mortgage Loan that was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia. In addition, there is no Mortgage Loan that was originated on or after March 7, 2003, which is a “high cost home loan” as defined under the Georgia Fair Lending Act.

(zz) No proceeds from any Mortgage Loans were used to finance single-premium credit insurance policies.

(aaa) No Mortgage Loan originated on or after October 1, 2002 will impose a prepayment premium for a term in excess of three years. Any such Mortgage Loans originated prior to such date will not impose prepayment penalties in excess of five years.

(bbb) The Servicer has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

(ccc) [Reserved].

(ddd) With respect to the Prepayment Penalty Schedule, as of the Closing Date, each prepayment penalty is permissible and enforceable in accordance with its terms under applicable state law, except as the enforceability thereof is limited due to acceleration in connection with a foreclosure or other involuntary payment.

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(eee) Any written agreement between the Mortgagor in respect of a Mortgage Loan and the Servicer modifying such Mortgagor’s obligation to make payments under the Mortgage Loan (such modified Mortgage Loan, a “Modified Mortgage Loan”) was done in accordance with the terms of the Pooling and Servicing Agreement.

(fff) No Mortgage Loan is a “high cost” or a “covered” loan or any other similarly designated loan as defined under any state, local or federal law, which law contains provisions which may result in liability to the purchaser or assignee of such loan.

(ggg) As of the Closing Date, no Mortgage Loan is the subject of pending or final foreclosure proceedings or a bankruptcy or similar proceeding.

(hhh) As of the Closing Date, the Seller would not, applying its ordinary servicing standards, initiate foreclosure proceedings with respect to any Mortgage Loan based on such Mortgage Loan’s delinquency status prior to the next scheduled payment date for such Mortgage Loan.

(iii) As of the Closing Date, no Mortgage Loan provides for interest other than at either (i) a single fixed rate in effect throughout the term of the Mortgage Loan or (ii) a “variable rate” (within the meaning of Treasury Regulations Section 1.860G-1(a)(3)) in effect throughout the term of the Mortgage Loan.

(jjj) As of the Closing Date, no Mortgage Loan is either (i) a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003 or (ii) a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004.

(kkk) No Mortgage Loan is a High Cost Loan or a Covered Loan, as applicable (as such terms are defined in Appendix E of the Standard & Poor’s Glossary for File Format for LEVELS® Version 5.6 Revised (attached hereto as Exhibit A); provided that no representation and warranty is made in this clause 3.01(kkk) with respect to any Mortgage Loan secured by property located in the states of Kansas or West Virginia.

(lll) None of the Mortgage Loans that are secured by a property located in the State of Illinois are in violation of the provisions of the Illinois Interest Act.

                    With respect to the representations and warranties set forth in this Section 3.01 that are made to the best of the Seller’s knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller, the Servicer or the Trustee, as set forth in Section 2.04 of the Pooling and Servicing Agreement, that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee for the benefit of the Certificateholders then, notwithstanding the Seller’s lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

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                    Upon discovery by the Depositor, the Seller, the Servicer, the Purchaser or any assignee, transferee or designee of the Purchaser of a breach of any of the representations and warranties contained in this Article III or Section 2.04 of the Pooling and Servicing Agreement that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee for the benefit of the Certificate Insurer or the Certificateholders, the party discovering the breach shall give prompt written notice to the others and in no event later than two Business Days from the date of such discovery. Within 90 days of the earlier of its discovery or its receipt of notice of any such breach of a representation or warranty, the Seller shall promptly cure such breach in all material respects, or in the event such defect or breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust Fund and substitute for it one or more Eligible Substitute Mortgage Loans, in either case, in accordance with Section 2.03 of the Pooling and Servicing Agreement.

                    Upon discovery or receipt of written notice by the Seller of any materially defective document in, or that a document is missing from, a Mortgage File, the Seller shall have 120 days to cure such defect or 150 days following the Closing Date, in the case of missing Mortgages or Assignments (or within 90 days of the earlier of the Seller’s discovery or receipt of notification if such defect would cause the Mortgage Loan not to be a “qualified mortgage” for REMIC purposes), or in the event such defect cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust Fund and substitute for it one or more Eligible Substitute Mortgage Loans, in either case, within such time periods and in accordance with Section 2.03 of the Pooling and Servicing Agreement.

                    It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive delivery of the respective Mortgage Files to the Trustee or its agent, on behalf of the Purchaser and shall inure to the benefit of the Certificateholders notwithstanding any restrictive or qualified endorsement or assignment.

                    It is understood and agreed that the obligations of the Seller set forth in this Section 3.01 to cure, repurchase or substitute for a defective Mortgage Loan constitute the sole remedies of the Purchaser, the Certificateholders or the Trustee on their behalf respecting a missing or defective document or a breach of the representations or warranties contained in this Section 3.01.

Section 3.02 Seller Representations and Warranties. The Seller hereby represents and warrants to the Purchaser that as of the Closing Date or as of such date specifically provided herein:

(i) The Seller is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware and has the power and authority to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on (a) its business, properties, assets or condition (financial or other), (b) the performance of its obligations under this Agreement, (c) the value or marketability of the Mortgage Loans or (d) its ability to foreclose on the related Mortgaged Properties.

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(ii) The Seller has the power and authority to make, execute, deliver and perform this Agreement and to consummate all of the transactions contemplated hereunder and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the Seller’s legal, valid and binding obligations enforceable in accordance with its terms, except as enforcement of such terms may be limited by (1) bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies, (2) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (3) public policy considerations underlying the securities laws, to the extent that such policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from securities laws liabilities.

(iii) The Seller holds all necessary licenses, certificates and permits from all governmental authorities necessary for conducting its business as it is presently conducted, except for such licenses, certificates and permits the absence of which, individually or in the aggregate, would not have a material adverse effect on the ability of the Seller to conduct its business as it is presently conducted. It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations as shall have been obtained or filed, as the case may be, prior to the Closing Date.

(iv) The execution, delivery and performance of this Agreement by the Seller will not conflict with or result in a breach of, or constitute a default under, any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any of its properties or any provision of its Limited Liability Company Agreement, or constitute a material breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound.

(v) No certificate of an officer, written statement or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

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(vi) The transactions contemplated by this Agreement are in the ordinary course of the Seller’s business.

(vii) The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Mortgage Loans, nor is the Seller aware of any pending insolvency.

(viii) The Seller is not in violation of, and the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to any order or decree of any court, or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller’s condition (financial or otherwise) or operations or any of the Seller’s properties, or materially and adversely affect the performance of any of its duties hereunder.

(ix) There are no actions or proceedings against, or investigations of, the Seller pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal (i) that, if determined adversely, would prohibit the Seller from entering into this Agreement and the Pooling and Servicing Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) that, if determined adversely, would prohibit or materially and adversely affect the Seller’s performance of any of its respective obligations under, or the validity or enforceability of, this Agreement and the Pooling and Servicing Agreement.

(x) The Seller is not transferring the Mortgage Loans to the Purchaser hereunder with any intent to hinder, delay or defraud any of its creditors.

(xi) The Seller acquired title to the Mortgage Loans in good faith, without notice of any adverse claims.

(xii) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

(xiii) The Seller understands that (a) the Private Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities law, (b) the Purchaser is not required to so register or qualify the Private Certificates, (c) the Private Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Private Certificates and (e) the Private Certificates will bear a legend to the foregoing effect.

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(xiv) The Seller is acquiring the Private Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Securities Act or any applicable state securities laws.

(xv) The Seller is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Private Certificates, such that it is capable of evaluating the merits and risks of investment in the Private Certificates, (b) able to bear the economic risks of such an investment and (c) an “accredited investor” within the meaning of Rule 501 (a) promulgated pursuant to the Securities Act.

(xvi) The Seller has been furnished with such information concerning the Private Certificates and the Purchaser as has been requested by the Seller from the Purchaser and is relevant to the Seller’s decision to purchase the Private Certificates. The Seller has had any questions arising from such review answered by the Purchaser or the Seller to the satisfaction of the Seller.

(xvii) The Seller has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Private Certificate, any interest in any Private Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Private Certificate, any interest in any Private Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Private Certificate, any interest in any Private Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (d) above) would constitute a distribution of any Private Certificate under the Securities Act, that would render the disposition of any Private Certificate a violation of Section 5 of the Securities Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not sell or otherwise transfer any of the Private Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

(xviii) The Seller is not an employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, an “ERISA Plan”), and is not acting on behalf of, as named fiduciary of, as trustee of, or investing the assets of an ERISA Plan.

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ARTICLE IV SELLER’S COVENANTS

Section 4.01 Covenants of the Seller.

(a) The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Mortgage Loan, or any interest therein; the Seller will notify the Trustee, as assignee of the Purchaser, of the existence of any lien on any Mortgage Loan immediately upon discovery thereof, and the Seller will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.01 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

(b) The Seller hereby covenants that neither it nor any affiliate of the Seller will directly solicit any Mortgagor hereunder to refinance the related Mortgage Loan. For the purposes of the foregoing, neither the Seller nor any affiliate of the Seller shall be deemed to directly solicit any Mortgagor if the Seller responds to a request from a Mortgagor regarding a refinancing or if the Mortgagor receives marketing materials which are generally disseminated.

(c) On the Closing Date, counsel for the Seller shall deliver an opinion to the Purchaser and the Underwriters as to certain corporate matters and as to the characterization of the transfer of the Mortgage Loans from the Seller to the Purchaser.

ARTICLE V OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS

(a) As to any Mortgage Loan which is Delinquent in payment by 120 days or more or any REO Property, an Affiliate of the Seller may, at its option, purchase such Mortgage Loan from the Trust Fund at the Purchase Price for such Mortgage Loan provided that an Affiliate of the Seller may exercise the purchase right during the period commencing on the first day of the calendar quarter succeeding the calendar quarter in which the Initial Delinquency Date occurred and ending on the last Business Day of such calendar quarter. The “Initial Delinquency Date” of a Mortgage Loan shall mean the date on which the Mortgage Loan first became 120 days Delinquent.

(b) If an Affiliate of the Seller does not exercise the purchase right with respect to a Mortgage Loan during the period specified in the preceding paragraph, such Mortgage Loan shall thereafter again become eligible for purchase pursuant to the preceding paragraph only after the Mortgage Loan ceases to be 120 days or more Delinquent and thereafter becomes 120 days Delinquent again.

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ARTICLE VI TERMINATION

Section 6.01 Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate upon the termination of the Trust as provided in Section 8.01 of the Trust Agreement.

ARTICLE VII MISCELLANEOUS PROVISIONS

Section 7.01 Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser, by written agreement signed by the Seller and the Purchaser.

Section 7.02 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 7.03 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

if to the Seller:

Credit-Based Asset Servicing and Securitization LLC
335 Madison Avenue
19th Floor
New York, New York 10017
Attention: General Counsel

or such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

if to the Purchaser:

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080
Attention: Asset-Backed Finance

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or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

Section 7.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 7.05 Counterparts. This Agreement may be executed in one or more counterparts by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 7.06 Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of any Series of Certificates representing interests in the Mortgage Loans.

                    Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of any of the securities representing interests in the Mortgage Loans. In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with such transactions and the offering of investment grade securities rated by the Rating Agencies.

Section 7.07 Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than pledging the Mortgage Loans to the Purchaser to secure a loan by the Purchaser to the Seller. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes and all other purposes as a sale by the Seller and a purchase by the Purchaser of the Mortgage Loans. The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which will affect the Federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

Section 7.08 Successors and Assigns; Assignment of this Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and the Trustee. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser and which consent shall be at the Purchaser’s sole discretion, except that the Purchaser acknowledges and agrees that the Seller may assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a series of certificates representing undivided interests in such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trustee of all of the Purchaser’s rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trustee. Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

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Section 7.09 Survival. The representations and warranties set forth in Sections 3.01 and 3.02 hereof shall survive the purchase of the Mortgage Loans hereunder.

[SIGNATURE PAGE FOLLOWS]

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          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

MERRILL LYNCH MORTGAGE INVESTORS, INC.,
as Purchaser
By:
Name:
Title:
CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC,
as Seller
By:
Name: Stephanie Sparvero
Title: Vice President

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SCHEDULE I

MORTGAGE LOAN SCHEDULE

[SEE TAB 9 OF THIS CLOSING SET]

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EXHIBIT A

STANDARD AND POOR’S GLOSSARY FOR

FILE FORMAT FOR LEVELS® VERSION 5.6 REVISED

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